UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 24, 2025

AmpliTech Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40069	27-4566352
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Plant Avenue, Hauppauge, NY	11788
(Address of Principal Executive Offices)	(Zip Code)

(631)-521-7831

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMPG	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	AMPGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On April 24, 2025, AmpliTech Group, Inc. (the “Company”) agreed to issue to Titan Crest, LLC, a Delaware limited liability company (“Titan”) 914,635 shares of restricted common stock at $1.64 per share, which is based on the volume weighted average price of the Company’s common stock over the preceding thirty (30) trading days from the date the initial milestone relating to the purchase orders was achieved (the “First Milestone”). The shares of common stock are being issued as part of the initial payment for the acquisition of certain assets pursuant to an asset purchase agreement dated March 26, 2025, as amended by that certain amendment to asset purchase agreement dated April 15, 2025 (the “APA”) with Titan. Under the APA, subject to and payable in two tranches upon achievement of the milestones set forth in the APA, the Company agreed to pay an aggregate purchase price of $8,000,000 for the assets. Such purchase price consists of $4,000,000 in cash, of which $3,500,000 has been paid as of April 24, 2025 upon achievement of the First Milestone and $4,000,000 in restricted shares of common stock, of which $1,500,000 shares of common stock equal to 914,635 shares of common stock will be issued as a result of achievement of the First Milestone (the “Securities”). The second milestone is expected to be achieved towards the end of the year. The number of Securities issuable under the APA were not determinable until the achievement of the applicable milestone. The Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and are being offered and sold in reliance on the exemption from registration under the Securities Act, afforded by Section 4(a)(2) and/or Rule 506 promulgated thereunder. Titan has represented to the Company that is an “accredited investor” (as that term is defined in Rule 501(a) of Regulation D promulgated under Section 4(a)(2) of the Securities Act).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPLITECH GROUP INC.

Date: April 30, 2025	By:	/s/ Fawad Maqbool
	Name:	Fawad Maqbool
	Title:	Chief Executive Officer

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